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                          UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                          Date of Report
                         November 4, 1996



                      ROYAL SILVER MINES, INC.
       (Exact Name of registrant as specified in its charter)



                               UTAH
           (State of other jurisdiction of incorporation)

        0-25170                                  87-0306609
  (Commission File No.)                  (IRS Employer I.D. Number)


  10220 N. Nevada, Suite 230, Spokane, WA          99218
       (Address of Principal Office)             (Zip Code)


                         (509) 466-3144
         Registrant's telephone number, including area code
















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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) At its board meeting on November 4, 1996, the Board of Directors of the Registrant engaged Williams & Webster, P.S.,
Certified Public Accountants, as its independent auditor for 1996.

     (b) The accounting firm of Jones Jensen & company, Certified Public Accountants, previously engaged as the Registrant's principal accountant to audit its financial statements, was dismissed.

     (c) The former principal accountant's report on our financial statements during the last two years contained no adverse opinions or disclaimer of opinion and contained no qualifications or modifications as to uncertainty, audit scope or accounting principles.

     (d) During the last two fiscal years and during the subsequent interim periods, there were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ROYAL SILVER MINES, INC.


/s/  Robert E. Jorgensen                 Date: November 4, 1996
________________________________        ________________________
By:  Robert E. Jorgensen
     Principal Accounting Officer